Summary Prospectus Supplement

July 31, 2019

Morgan Stanley Institutional Fund Trust

Supplement dated July 31, 2019 to the Morgan Stanley Institutional Fund Trust Summary Prospectus dated January 28, 2019

Short Duration Income Portfolio (the "Fund")

This supplement supersedes and replaces the Summary Prospectus supplement for the Fund dated June 21, 2019.

Effective August 1, 2019, the Fund's primary benchmark index will change to the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index.

Effective August 1, 2019, the following is hereby added to the end of the first paragraph of the section of the Summary Prospectus entitled "Fees and Expenses":

For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share ("NAV") of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled "Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares") as of the date of the transaction as well as Class A shares of Morgan Stanley Institutional Fund Trust Ultra-Short Income or Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $250,000 or more. More information about this combined purchase discount and other discounts is available from your financial intermediary, on page 50 of the Prospectus in the section entitled "Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares" and in Appendix A attached to the Prospectus.

Effective August 1, 2019, the table in the section of the Summary Prospectus entitled "Fees and Expenses—Shareholder Fees" is hereby deleted and replaced with the following:

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	1.00%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None	None	1.00%[1]	None

Effective August 1, 2019, each row with respect to Class A in the tables entitled "If you SOLD Your Shares" and "If You HELD Your Shares" in the section of the Summary Prospectus entitled "Fees and Expenses—Example" is hereby deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class A	$156	$328	$516	$1,058

Effective August 1, 2019, the first paragraph of the section of the Summary Prospectus entitled "Principal Investment Strategies" is hereby deleted and replaced with the following:

Under normal market conditions, substantially all of the Fund's assets will be invested in investment grade fixed-income securities denominated in U.S. dollars. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. The Fund invests primarily in U.S. government securities, investment grade corporate bonds and mortgage- and asset-backed securities. The Fund will ordinarily seek to maintain an average duration of approximately three years or less. With respect to corporate issuers, the Fund will not purchase securities with remaining maturities of more than 5.25 years.

Effective August 1, 2019, the row with respect to Class A in the table entitled "Average Annual Total Returns" in the section of the Summary Prospectus entitled "Performance Information" is hereby deleted and replaced with the following:

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class A (commenced operations on 9/28/07)†
Return Before Taxes	0.81%	2.21%	2.52%	0.11%

†  Effective August 1, 2019, the historical total returns with sales charges deducted for Class A shares have been restated to reflect the current maximum sales charge of 1.00%.

Please retain this supplement for future reference.

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